Significant Accounting Policies: Intangible Assets, Policy (Policies)	12 Months Ended
Dec. 31, 2013
Policies
Intangible Assets, Policy

Intangible Assets

The Company records the purchase of intangible assets not purchased in a business combination in accordance with the ASC Topic 350 and records intangible assets acquired in a business combination in accordance with ASC Topic 805. In connection with the purchases of IP, MPS, Castrovilla. and Xnergy, the Company has recorded $26,501,859 as the value of customer contracts and technology. These amounts are being amortized over their estimated useful lives of 5 years for customer contracts and 17 years for technology. The Company recorded amortization expense of $2,617,618, $2,342,178 and $1,100,798 during the years ended December 31, 2013, 2012 and 2011, respectively. Annual amortization expense will be $3,153,666 through 2016 when it will fall to $834,571 through 2030.